INVESTMENT AND MANAGEMENT AGREEMENT
                    (Riggs Capital Partners, LLC - "Fund I")


                  THIS INVESTMENT AND MANAGEMENT AGREEMENT is made and entered into effective as of the 1st day of December, 2000 by and between RIGGS CAPITAL PARTNERS, LLC (the "Fund") a Delaware limited liability company and RCP INVESTMENTS, L.P. (the "Management Company"), a Delaware limited partnership. Capitalized terms used herein and not otherwise defined herein shall have the defined meaning given to such terms in the Operating Agreement of the Fund dated November 30, 1999, as such agreement may be amended from time to time (the "Operating Agreement").
                  In consideration of the mutual promises and agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
                  1. The Management Company will provide investment advice to and manage all affairs and activities of the Fund, subject to the Managing Member having final authority to make all decisions with respect to the Fund's activities. The Management Company shall cause J. Carter Beese, Jr. to be the principal provider of investment advice to the Fund. In performing the above management services of the Fund, the Management Company shall, among other things, advise the Fund with respect to the acquisition, management and disposition of investments. The Management Company shall, subject to the terms, restrictions and limitations of the Operating Agreement, have the authority to take all steps necessary or desirable to effectuate such decisions, including the authority to enter into contracts on behalf of the Fund relating to any of its activities and to effect all investment transactions of whatever type, including without limitation the acquisition, possession, management, hypothecation and disposition of investments, to determine all matters relating to the manner, method and timing of securities and other investment transactions, to select brokers, dealers or banks with whom such securities and other investment transactions shall be executed, to select and employ agents and appraisers in connection with securities and other investment transactions, to guarantee loans made by others in connection with investment made by the Fund, and as to all other matters which are necessary or incidental to the foregoing.

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                  2.  All  ordinary  and  recurring  operating  expenses  of the
Management Company relating to the Fund, including the costs and expenses of those services provided by Riggs Bank N.A. ("Riggs") and described on Schedule 1 to the Operating and Services Agreement dated as of December 1, 2000 by and between Riggs and the Management Company, shall be borne by the Management Company. The Management Company shall bear all of the Fund's expenses, including legal, audit and other professional fees and expenses not reimbursed by Portfolio Companies or prospective Portfolio Companies, premiums for contractual indemnity insurance and any extraordinary expenses such as litigation expenses, as provided in the Operating and Services Agreement.
                  3. The Management Company will prepare recommendations as to valuations for purposes of determining the fair market value of the Fund's investments as of the end of each fiscal year of the Fund, and at any time required under the Operating Agreement determined by the Managing Member.
                  4.       (a)      The Fund will make payment to the Management
Company of a management fee for its services hereunder (the "Management Fee") computed and payable in accordance with the terms of the Operating Agreement.

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                           (b)      In the event  that this  Agreement  is
terminated other than at the end of a fiscal year (or commences other than at the beginning of a fiscal year), an appropriate pro rata adjustment shall be made to the Management Fee.
                  5. This Agreement shall become effective on the date hereof and shall continue in effect until the termination of the Fund and completion of the liquidation of the Fund and distribution of its assets in accordance with the terms of the Operating Agreement. In the event that, for any reason, J. Carter Beese, Jr. ceases to provide the services specified in Section 1, the Fund may terminate the services of the Management Company under this Agreement and the Operating Agreement.
                  6. The Management Company will conduct itself and its activities with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent manager would use in the conduct of an enterprise of like character and with like aims.
                  7. The Management Company and its officers, directors, partners and employees, and all officers and employees of Riggs Bank, N.A. or Riggs National Corporation who provide services to or for the benefit of the Management Company or the Fund, and the heirs, executors and administrators of each such person (the "Indemnified Persons") shall be indemnified to the fullest extent permitted by law by the Fund against all costs, reasonable expenses (including attorneys fees), judgments, fines, settlements and/or liability incurred by or imposed upon any Indemnified Person in connection with or resulting from investigating, preparing or defending any action, suit or proceeding whether civil, criminal, administrative, legislative or other or any appeal thereof (any such action, suit or proceeding or appeal thereof being hereinafter referred to as a "Claim") which such person may be made a party to

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or otherwise  involved in or with which such person shall be threatened which is brought or threatened either by or in the right of the Fund, any person, entity or governmental authority by reason of or in connection with such Indemnified Person being or having been such Management Company or officer, director, partner or employee thereof or a director, officer, partner or employee of a Portfolio Company in which the Fund has invested or with which the Fund had dealings or by reason of any action or alleged action or omission or alleged omission by any Indemnified Person in any capacity described above, so long as the Indemnified Person did not act fraudulently, in bad faith, with willful misconduct or in a grossly negligent manner, did not breach this Agreement and, with respect to any criminal action or proceeding (which in no event shall include any crime that (i) constitutes a felony under applicable law or (ii) involves serious misconduct that the party involved, with the exercise of ordinary care, should have known was unlawful), had no reasonable cause to believe that his conduct was unlawful. The right of indemnification granted by this Paragraph 7 shall be in addition to any rights to which the person seeking indemnification may otherwise be entitled, whether by law, agreement or otherwise. The Fund shall pay the expenses incurred by any Indemnified Person hereunder in investigating, preparing or defending a Claim in advance of the final disposition of such Claim, upon receipt of an undertaking by such Indemnified Person to repay such payment if there shall be an adjudication or determination that such person is not entitled to indemnification as provided herein.
                  8. All notices relating to this Agreement shall be in writing and shall be deemed to have been given (i) when received by the party to whom it is addressed if delivered by hand, by overnight delivery service or by facsimile transmission, receipt of which is confirmed by telephone or (ii) three (3) days after the date of postmark if sent by registered or certified mail, return receipt requested, delivered, faxed or mailed (as the case may be) to a party as indicated below, or to such changed address or fax number as the other party may have fixed by notice:

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                  To the Management Company:

                  RCP Investments, L.P.
                  800 17th Street, N.W.
                  Washington, D.C.  20006-3944
                  Facsimile:  (202) 835-5506
                  Attn:  J. Carter Beese, Jr., General Partner

                  To the Fund:

                  Riggs Capital Partners, LLC
                  800 17th Street, N.W.
                  Washington, D.C.  20006-3944
                  Facsimile:  (202) 835-5506
                  Attn:  CFO -- Riggs National Corporation

provided, however, that any notice of change of address or fax number shall be effective only upon receipt.
                  9. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors. This Agreement and the rights and obligations hereunder shall not be assignable or delegable and any attempted assignment or delegation thereof shall be void, except that the Management Company may assign its rights and obligations hereunder to any entity that controls, is controlledby or is under common control with the Management Company; provided, however, that such entity shall assume the rights and obligations of the Management Company hereunder and such entity remains controlled by or under common control with the Management Company.
                  10. Failure on the part of either party to insist upon strict compliance by the other with any of the terms, covenants or conditions hereof shall not be deemed a waiver of such term, covenant or condition.

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                  11.  The  invalidity  or  unenforceability  of  any  provision hereof, or of the application of any provision hereof to any circumstances, shall in no way affect the validity or enforceability of any other provision, or the application of such provision to any other circumstances.
                  12. This instrument contains the entire agreement between the parties relating to the subject matter hereof. It cannot be changed or terminated orally.
                  13. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Maryland without giving effect to principles of conflicts of laws.
                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their representatives thereunto duly authorized, effective on the date first above written.
                                            RIGGS CAPITAL PARTNERS, LLC

                                            BY:    Riggs National Corporation,
                                                   Managing Member



                                            BY: /s/ TIMOTHY C. COUGHLIN
                                                -----------------------
                                              Name: Timothy C. Coughlin
                                              Title:President

                                            RCP INVESTMENTS, L.P.



                                            BY: /s/ J. CARTER BEESE, JR.
                                                ------------------------
                                              Name: J. Carter Beese, Jr.
                                              Title:General Partner
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